UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2013

Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1230 Peachtree St. NE, Suite 1000, Atlanta, GA	30309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 446-0050

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

In connection with the Company’s new shelf Registration Statement on Form S-3, filed with the Securities and Exchange Commission (“SEC”) on July 19, 2013, the Company is providing the following discussion of risks related to the Company and an investment in the Company.  These risks should be read together with all of the Company’s SEC filings and financial information, including its Form 10-K for the year ended January 31, 2013, Form 10-Q for the quarter ended April 30, 2013, Current Reports on Form 8-K and any future SEC filings.

Risk Factors

Investing in our securities involves significant risks that could affect us and our business as well as our industry generally.  Prior to making a decision about investing in our securities, you should carefully consider the risks described below.  Much of the business information as well as the financial and operational data contained in our risk factors will be updated in our periodic reports and current reports that we file with the SEC.   Although we believe that we have discussed key factors below, please be aware that other risks may prove to be important in the future. New risks may emerge at any time, and we cannot predict such risks or estimate the extent to which they may affect our financial condition or performance.  The occurrence of any of these known or unknown risks might cause you to lose all or part of your investment in our securities.  The discussion of risks includes or refers to forward-looking statements; you should read the explanation of the qualifications and limitations on such forward-looking statements discussed below.

Unless the context requires otherwise, references to “Streamline Health,” “the Company” or to “we,” “us,” “our” or similar terms are to Streamline Health Solutions, Inc. and its subsidiaries.

Risks Relating to Our Business

Our sales have been concentrated in a small number of clients.

Our revenues have been concentrated in a relatively small number of large clients, and we have historically derived a substantial percentage of our total revenues from a few clients.  For the fiscal years ended January 31, 2013 and 2012, our five largest clients accounted for 26.7% and 42.7% of our total revenues, respectively.  There can be no assurance that a client will not cancel all or any portion of a master agreement or delay installations. A termination or installation delay of one or more phases of an agreement, or our failure to procure additional agreements, could have a material adverse effect on our business, financial condition and results of operations.

A significant increase in new software as a service (“SaaS”) contracts could reduce near term profitability and require a significant cash outlay, which could adversely affect near term cash flow and financial flexibility.

If new or existing clients purchase significant amounts of our software as a service, we may have to expend a significant amount of initial setup costs and time before those new clients are able to begin using such services, and we cannot begin to recognize revenues from those software as a service agreements until the commencement of such services. Accordingly, we anticipate that our near term cash flow, revenue and profitability may be adversely affected by significant incremental setup costs from new software as a service clients that would not be offset by revenue until new software as a service clients go into production. While we anticipate long term growth in profitability through increases in recurring software as a service subscription fees and significantly improved profit visibility, any inability to adequately finance setup costs for new software as a service solutions, could result in the failure to put new software as a service solutions into production; and could have a material adverse effect on our liquidity, financial position and results of operations. In addition, this near term cash flow demand could adversely impact our financial flexibility and cause us to forego otherwise attractive business opportunities or investments.

Failure to manage our expenses and efficiently allocate our financial and human capital as we grow could limit our growth potential and adversely impact our results of operation and financial condition.

During periods of growth, our financial and human capital assets can experience significant pressures. We are currently experiencing a period of growth primarily through acquisitions and in our software as a service lines of business, and this could continue to place a significant strain on our cash flow.   This growth also adds strain to our services and support operations, sales and administrative personnel and other resources as they are requested to manage the added work load with existing resources.  We believe that we must continue to focus on remote hosting services, develop new solutions, enhance existing solutions and serve the needs of our existing and anticipated client base.  Our ability to manage our planned growth effectively also will require us to continue to improve our operational, management and financial systems and controls, to train, motivate and manage our associates and to judiciously manage our operating expenses in anticipation of increased future revenues.  Our failure to properly manage resources may limit our growth potential and adversely impact our results of operation and financial condition.

The potential impact on us of new or changes in existing federal, state and local regulations governing healthcare information could be substantial.

Healthcare regulations issued to date have not had a material adverse affect on our business. However, we cannot predict the potential impact of new or revised regulations that have not yet been released or made final, or any other regulations that might be adopted. Congress may adopt legislation that may change, override, conflict with or preempt the currently existing regulations and which could restrict the ability of clients to obtain, use or disseminate patient health information. We believe that the features and architecture of our existing solutions are such that we currently support or should be able to make the necessary modifications to our solutions, if required, by legislation or regulations, but there can be no assurances.

The healthcare industry is highly regulated. Any material changes in the political, economic or regulatory healthcare environment that affect the group purchasing business or the purchasing practices and operations of healthcare organizations, or that lead to consolidation in the healthcare industry, could require us to modify our services or reduce the funds available to providers to purchase our solutions and services.

Our business, financial condition and results of operations depend upon conditions affecting the healthcare industry generally and hospitals and health systems particularly. Our ability to grow will depend upon the economic environment of the healthcare industry generally as well as our ability to increase the number of solutions that we sell to our clients. The healthcare industry is highly regulated and is subject to changing political, economic and regulatory influences. Factors such as changes in reimbursement policies for healthcare expenses, consolidation in the healthcare industry, regulation, litigation and general economic conditions affect the purchasing practices, operation and, ultimately, the operating funds of healthcare organizations. In particular, changes in regulations affecting the healthcare industry, such as any increased regulation by governmental agencies of the purchase and sale of medical products, or restrictions on permissible discounts and other financial arrangements, could require us to make unplanned modifications of our solutions and services, or result in delays or cancellations of orders or reduce funds and demand for our solutions and services.

Our clients derive a substantial portion of their revenue from third-party private and governmental payors, including Medicare, Medicaid and other government-sponsored programs. Our sales and profitability depend, in part, on the extent to which coverage of and reimbursement for medical care provided is available from governmental health programs, private health insurers, managed care plans and other third-party payors. If governmental or other third-party payors materially reduce reimbursement rates or fail to reimburse our clients adequately, our clients may suffer adverse financial consequences, which in turn, may reduce the demand for and ability to purchase our solutions or services.

We face significant competition, including from companies with significantly greater resources.

We currently compete with many other companies for the licensing of similar software solutions and related services. Several companies historically have dominated the clinical information systems software market and several of these companies have either acquired, developed or are developing their own content management, analytics and coding/clinical documentation improvement solutions as well as the resultant workflow technologies. The industry is undergoing consolidation and realignment as companies position themselves to compete more effectively. Many of these companies are larger than us and have significantly more resources to invest in their business. In addition, information and document management companies serving other industries may enter the market. Suppliers and companies with whom we may establish strategic alliances may also compete with us. Such companies and vendors may either individually, or by forming alliances excluding us, place bids for large agreements in competition with us. A decision on the part of any of these competitors to focus additional resources in any one of our three solutions stacks (content management, analytics and coding/clinical documentation improvement), workflow technologies and other markets addressed by us could have a material adverse effect on us.

The healthcare industry is evolving rapidly, which may make it more difficult for us to be competitive in the future.

The U.S. healthcare system is under intense pressure to improve in many areas, including modernization, universal access and controlling skyrocketing costs of care. We believe that the principal competitive factors in our market are client recommendations and references, company reputation, system reliability, system features and functionality (including ease of use), technological advancements, client service and support, breadth and quality of the systems, the potential for enhancements and future compatible solutions, the effectiveness of marketing and sales efforts, price and the size and perceived financial stability of the vendor. In addition, we believe that the speed with which companies in our market can anticipate the evolving healthcare industry structure and identify unmet needs are important competitive factors. There can be no assurance that we will be able to keep pace with changing conditions and new developments such that we will be able to compete successfully in the future against existing or potential competitors.

Rapid technology changes and short product life cycles could harm our business.

The market for our solutions and services is characterized by rapidly changing technologies, regulatory requirements, evolving industry standards and new product introductions and enhancements that may render existing solutions obsolete or less competitive. As a result, our position in the healthcare information technology market could change rapidly due to unforeseen changes in the features and functions of competing products, as well as the pricing models for such products. Our future success will depend, in part, upon our ability to enhance our existing solutions and services and to develop and introduce new solutions and services to meet changing requirements. We need to maintain an ongoing research and development program to continue to develop new solutions and apply new technologies to our existing solutions, but may not have sufficient funds with which to undertake such required research and development. If we are not able to foresee changes and/or to react in a timely manner to such developments, we may experience a material, adverse impact on our business, operating results and financial condition.

Our intellectual property rights are valuable, and any inability to protect them could reduce the value of our solutions and services.

We trademark and copyright our intellectual property, which represents an important asset to us. We do not have any patent protection on any of our software.  We rely upon license agreements, employment agreements, confidentiality agreements, nondisclosure agreements and similar agreements to maintain the confidentiality of our proprietary information and trade secrets.  Notwithstanding these precautions, others may copy, reverse engineer or design independently, technology similar to our solutions.  If we fail to adequately protect our intellectual property through trademarks and copyrights, license agreements, employment agreements, confidentiality agreements, nondisclosure agreements or similar agreements, our intellectual property rights may be misappropriated by others, invalidated or challenged, and our competitors could duplicate our technology or may otherwise limit any competitive technology advantage we may have. It may be necessary to litigate to enforce or defend our proprietary technology or to determine the validity of the intellectual property rights of others. Any litigation could be successful or unsuccessful, may result in substantial cost and require significant attention by management and technical personnel.

Due to the rapid pace of technological change, we believe our future success is likely to depend upon continued innovation, technical expertise, marketing skills and client support and services rather than on legal protection of our property rights. However, we have in the past, and intend in the future, to aggressively assert our intellectual property rights when necessary.

We could be subjected to claims of intellectual property infringement, which claims could be expensive to defend.

While we do not believe that our solutions and services infringe upon the intellectual property rights of third parties, the potential for intellectual property infringement claims continually increases as the number of software patents and copyrighted and trademarked materials continues to rapidly expand. Any claim for intellectual property right infringement, even if not meritorious, would be expensive to defend. If we were to become liable for infringing third party intellectual property rights, we could be liable for substantial damage awards, and potentially be required to cease using the technology, to produce non-infringing technology or to obtain a license to use such technology. Such potential liabilities or increased costs could be materially adverse to us.

Third party products are essential to our software.

Our software incorporates software licensed from various vendors into our proprietary software. In addition, third party, stand-alone software is required to operate some of our proprietary software modules. The loss of the ability to use these third party products, or ability to obtain substitute third party software at comparable prices, could have a material adverse affect on our ability to license our software.

Our solutions may not be error free and could result in claims of breach of contract and liabilities.

Our solutions are very complex and may not be error free, especially when first released. Although we perform extensive testing, failure of any solution to operate in accordance with its specifications and documentation could constitute a breach of the license agreement and require us to correct the deficiency. If such deficiency is not corrected within the agreed upon contractual limitations on liability and cannot be corrected in a timely manner, it could constitute a material breach of a contract allowing the termination thereof and possibly subjecting us to liability. Also, we sometimes indemnify our clients against third-party infringement claims. If such claims are made, even if they are without merit, they could be expensive to defend. Our license and SaaS agreements generally limit our liability arising from claims such as described in the foregoing sentences, but such limits may not be enforceable in some jurisdictions or under some circumstances. A significant uninsured or under-insured judgment against us could have a material adverse impact on us.

We could be liable to third parties from the use of our solutions.

Our solutions provide access to patient information used by physicians and other medical personnel in providing medical care. The medical care provided by physicians and other medical personnel are subject to numerous medical malpractice and other claims. We attempt to limit any potential liability of ours to clients by limiting the warranties on our solutions in our agreements with our clients (i.e., healthcare providers). However, such agreements do not protect us from third party claims by patients who may seek damages from any or all persons or entities connected to the process of delivering patient care. We maintain insurance, which provides limited protection from such claims, if such claims against us would result in liability to us. Although no such claims have been brought against us to date regarding injuries related to the use of our solutions, such claims might be made in the future. A significant uninsured or under-insured judgment against us could have a material adverse impact on us.

Our SaaS and support services could experience interruptions.

We provide software as a service for many clients, including the storage of critical patient, financial and administrative data. In addition, we provide support services to clients through our client support organization. We have redundancies, such as backup generators, redundant telecommunications lines and backup facilities built into our operations to prevent disruptions. However, complete failure of all generators or impairment of all telecommunications lines or severe casualty damage to the primary building or equipment inside the primary building housing our hosting center or client support facilities could cause a temporary disruption in operations and adversely affect clients who depend on the application hosting services. Any interruption in operations at our data center or client support facility could cause us to lose existing clients, impede our ability to obtain new clients, result in revenue loss, cause potential liability to our clients and increase our operating costs.

Our software as a service solutions are provided over an internet connection.  Any breach of security or confidentiality of protected health information could expose us to significant expense and harm our reputation.

We provide remote software as a service solutions for clients, including the storage of critical patient, financial and administrative data. We have security measures in place to prevent or detect misappropriation of protected health information. We must maintain facility and systems security measures to preserve the confidentiality of data belonging to clients as well as their patients that resides on computer equipment in our data center, which we handle via application hosting services, or that is otherwise in our possession. Notwithstanding efforts undertaken to protect data, it can be vulnerable to infiltration as well as unintentional lapse. If confidential information is compromised, we could face claims for contract breach, penalties and other liabilities for violation of applicable laws or regulations, significant costs for remediation and re-engineering to prevent future occurrences and serious harm to our reputation.

The loss of key personnel could adversely affect our business.

Our success depends, to a significant degree, on our management, sales force and technical personnel. We must recruit, motivate and retain highly skilled managers, sales, consulting and technical personnel, including solution programmers, database specialists, consultants and system architects who have the requisite expertise in the technical environments in which our solutions operate. Competition for such technical expertise is intense. Our failure to attract and retain qualified personnel could have a material adverse effect on us.

We may not have access to sufficient and/or cost efficient capital to support our growth, execute our business plans and remain competitive in our markets.

As our operations grow and as we implement our business strategies, we expect to use both internal and external sources of capital.   In addition to cash flow from normal operations, we may need additional capital in the form of debt or equity in order to operate and to support our growth, execute our business plans and remain competitive in our markets.  We may be limited as to the availability of such external capital or may not have any availability, in which case our future prospects may be materially impaired.  Furthermore, there is no assurance that will be able to access external sources of capital on reasonable or favorable terms.  Our business operations could be subject to both financial and operational covenants that may limit the activities we may undertake, even if we believe they would benefit our company.

Potential disruptions in the credit markets may adversely affect our business, including the availability and cost of short-term funds for liquidity requirements and our ability to meet long-term commitments, which could adversely affect our results of operations, cash flows and financial condition.

If internally generated funds are not available from operations, we may be required to rely on the banking and credit markets to meet our financial commitments and short-term liquidity needs. Our access to funds under our revolving credit facility or pursuant to arrangements with other financial institutions is dependent on the financial institution’s ability to meet funding commitments. Financial institutions may not be able to meet their funding commitments if they experience shortages of capital and liquidity or if they experience high volumes of borrowing requests from other borrowers within a short period of time.

We must maintain compliance with the terms of our existing credit facilities. The failure to do so could have a material adverse effect on our ability to finance our ongoing operations and we may not be able to find an alternative lending source if a default would occur.

On August 16, 2012, we amended our previously outstanding subordinated term loan and line of credit agreements with our existing lender, whereby we were provided with a $5,000,000 revolving line of credit, a $5,000,000 senior term loan and a $9,000,000 subordinated term loan. These term loans and revolving line of credit mature on August 16, 2014. The loans are secured by substantially all of our assets. We are subject to certain financial and operational covenants pursuant to the credit facilities.  We were in compliance with all loan covenants at April 30, 2013 as a result of obtaining a waiver from our lender.  There can be no assurances that we will be able to maintain compliance with all of the continuing covenants and other terms and conditions of these credit facilities on an ongoing basis.  If we cannot maintain compliance or secure a waiver for any non-compliance, we could be required to repay outstanding borrowings on an accelerated basis, which could subject us to decreased liquidity and other negative impacts on our business, results of operations and financial condition.  Furthermore, if we would need to find an alternative lending source, we may have difficult in doing so, particularly in the current credit environment, which is not favorable to borrowers.  In addition, because our assets are pledged as a security under our credit facilities, if we are not able to cure any default or repay outstanding borrowings, our assets are subject to the risk of foreclosure by our lender.  Without a sufficient credit facility, we would be adversely affected by a lack of access to liquidity needed to operate our business.  Any disruption in access to credit could force us to take measures to conserve cash, such as deferring important research and development expenses, which measures could have a material adverse effect on us.

We recently completed a private offering of preferred stock, warrants and convertible notes that granted the holders significant redemption and repayment rights that could have a material adverse effect on our liquidity and available financing for our ongoing operations.

In August 2012, we completed a private offering of preferred stock, warrants and convertible notes to a group of investors for gross proceeds of $12 million.  In November 2012, the convertible notes converted into shares of preferred stock.  The preferred stock is redeemable at the option of the holders thereof anytime after August 31, 2016 if not previously converted into shares of common stock. There can be no assurances that we will achieve the thresholds required to trigger automatic conversion of the preferred stock or that the holders will voluntarily elect to convert the preferred stock into common stock.  The election of the holders of our preferred stock to call for redemption of the preferred stock could subject us to decreased liquidity and other negative impacts on our business, results of operations, and financial condition.   For additional information regarding the terms, rights and preferences of such stock, see the notes to our consolidated financial statements in our Form 10-K for the year ended January 31, 2013 and our other SEC filings.

Current economic conditions in the United States and globally may have significant effects on our clients and suppliers that would result in material adverse effects on our business, operating results and stock price.

Current economic conditions in the United States and globally and the concern that the worldwide economy may enter into a prolonged recessionary period may materially adversely affect our clients’ access to capital or willingness to spend capital on our solutions and services and/or their levels of cash liquidity in with which to pay for solutions that they will order or have already ordered from us. Continuing adverse economic conditions would also likely negatively impact our business, which could result in: (1) reduced demand for our solutions and services; (2) increased price competition for our solutions and services; (3) increased risk of collectability of cash from our clients; (4) increased risk in potential reserves for doubtful accounts and write-offs of accounts receivable; (5) reduced revenues; and (6) higher operating costs as a percentage of revenues.

All of the foregoing potential consequences of the current economic conditions are difficult to forecast and mitigate. As a consequence, our operating results for a particular period are difficult to predict, and, therefore, prior results are not necessarily indicative of future results to be expected in future periods. Any of the foregoing effects could have a material adverse effect on our business, results of operations, and financial condition and could adversely affect our stock price.

The variability of our quarterly operating results can be significant.

Our operating results have fluctuated from quarter to quarter in the past, and we may experience continued fluctuations in the future. Future revenues and operating results may vary significantly from quarter-to-quarter as a result of a number of factors, many of which are outside of our control. These factors include: the relatively large size of client agreements; unpredictability in the number and timing of system sales and sales of application hosting services; length of the sales cycle; delays in installations; changes in clients’ financial condition or budgets; increased competition; the development and introduction of new products and services; the loss of significant clients or remarketing partners; changes in government regulations, particularly as to the healthcare industry; the size and growth of the overall healthcare information technology markets; any liability and other claims that may be asserted against us; our ability to attract and retain qualified personnel; national and local general economic and market conditions; and other factors discussed in any other filings by us with the SEC.

The preparation of our financial statements requires the use of estimates that may vary from actual results.

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make significant estimates that affect the financial statements. One of our most critical estimates is the capitalization of software development costs. Due to the inherent nature of these estimates, we cannot provide absolute assurance that we will not significantly increase or decrease such estimates upon determination of the actual results. Any required adjustments could have a material adverse effect on us and our results of operations, and could result in the restatement of our prior period financial statements.

Changes in accounting standards could impact our reported earnings and financial condition.

The accounting standard setters, including the Financial Accounting Standards Board, the SEC and other regulatory bodies, periodically change the financial accounting and reporting standards that govern the preparation of our consolidated financial statements. These changes can be hard to predict and can materially impact how we record and report our financial condition and results of operations. In some cases, we could be required to apply a new or revised standard retroactively, which could result in the restatement of our prior period financial statements.

Failure to improve and maintain the quality of internal controls over financial reporting and disclosure controls and procedures could materially and adversely affect our ability to provide timely and accurate financial information about us.

In connection with the preparation of the financial statements for each of our fiscal years, our management conducts a review of our internal controls over financial reporting.  We are also required to maintain effective disclosure controls and procedures.  We have identified certain deficiencies from time to time, and management cannot be certain that other deficiencies, or significant deficiencies or material weaknesses, will not arise in the future or be identified or that we will be able to correct and maintain adequate controls over financial processes and reporting and disclosure controls and procedures in the future. Any failure to maintain adequate controls or to adequately implement required new or improved controls could harm operating results or cause failure to meet reporting obligations in a timely and accurate manner.

Over the last several years, we have completed a number of acquisitions and may undertake additional acquisitions in the future. Our failure to adequately integrate past and future acquisitions into our business could have a material adverse effect on us.

Over the last several years, we have completed several acquisitions of businesses through asset and stock purchases.  We have devoted a substantial amount of our management’s time and attention to these acquisitions and the integration of these businesses into our business will continue to require a substantial amount of our management’s time and attention in the future. In addition, we may undertake additional acquisitions in the future. There can be no assurances that we will be able to adequately integrate these businesses into our business or that future acquisitions will be successful or additive to our business. Our failure to adequately integrate these businesses or our consummation of unsuccessful acquisitions in the future could have a material negative impact on our business, results of operations, and financial condition.

Our operations are subject to foreign currency risk.

In connection with our expansion into foreign markets, currently Canada, we are a receiver of currencies other than the U.S. dollar.  Accordingly, changes in exchange rates, and in particular a strengthening of the U.S. dollar, will negatively affect our net sales and gross margins as expressed in U.S. dollars. There is also a risk that we will have to adjust local currency solution pricing due to competitive pressures when there has been significant volatility in foreign currency exchange rates.

Risks Relating to the Securities We May Offer

The market price of our common stock is likely to be highly volatile as the stock market in general can be highly volatile.

The public trading of our common stock is based on many factors that could cause fluctuation in the price of our common stock. These factors may include, but are not limited to:

•                  General economic and market conditions;

•                  Actual or anticipated variations in annual or quarterly operating results;

•                  Lack of or negative research coverage by securities analysts;

•                  Conditions or trends in the healthcare information technology industry;

•                  Changes in the market valuations of other companies in our industry;

•                  Announcements by us or our competitors of significant acquisitions, strategic partnerships, divestitures, joint ventures or other strategic initiatives;

•                  Announced or anticipated capital commitments;

•                  Ability to maintain listing of our common stock on the Nasdaq Capital Market;

•                  Additions or departures of key personnel; and

•                  Sales and repurchases of our common stock by us, our officers and directors or our significant stockholders, if any.

Most of these factors are beyond our control. These factors may cause the market price of our common stock to decline, regardless of our operating performance or financial condition.

If equity research analysts do not publish research reports about our business or if they issue unfavorable commentary or downgrade our common stock, the price of our common stock could decline.

The trading market for our common stock may rely in part on the research and reports that equity research analysts publish about our business and us. We do not control the opinions of these analysts. The price of our stock could decline if one or more equity analysts downgrade our stock or if those analysts issue other unfavorable commentary or cease publishing reports about our business or us. Furthermore, if no equity research analysts conduct research or publish reports about our business and us, the price of our stock could decline.

All of our debt obligations, our existing preferred stock and any preferred stock that we may issue in the future will have priority over our common stock with respect to payment in the event of a bankruptcy, liquidation, dissolution or winding up.

In any bankruptcy, liquidation, dissolution or winding up of Streamline Health, our shares of common stock would rank in right of payment or distribution below all debt claims against us and all of our outstanding shares of preferred stock, if any. As a result, holders of our shares of common stock will not be entitled to receive any payment or other distribution of assets in the event of a bankruptcy or upon the liquidation or dissolution until after all of our obligations to our debt holders and holders of preferred stock have been satisfied.  Accordingly, holders of our common stock may lose their entire investment in the event of a bankruptcy, liquidation, dissolution or winding up of our company.   Similarly, holders of our preferred stock would rank junior to our debt holders and creditors in the event of a bankruptcy, liquidation, dissolution or winding up of our company.

There may be future sales or other dilution of our equity, which may adversely affect the market price of our shares of common stock.

We are generally not restricted from issuing in public or private offerings additional common stock or preferred stock (with the exception of certain restrictions under or outstanding preferred stock), including any securities that are convertible into or exchangeable for, or that represent a right to receive, common stock or preferred stock or any substantially similar securities.  Such offerings represent the potential for a significant increase in the number of outstanding shares of our common stock.  The market price of our common stock could decline as a result of sales of common stock or preferred stock or similar securities in the market made after an offering or the perception that such sales could occur.

In addition to our currently outstanding preferred stock, the issuance of an additional series of preferred stock could adversely affect holders of shares of our common stock, which may negatively impact your investment.

Our Board of Directors is authorized to issue classes or series of preferred stock without any action on the part of the stockholders. The Board of Directors also has the power, without stockholder approval, to set the terms of any such classes or series of preferred stock that may be issued, including dividend rights and preferences over the shares of common stock with respect to dividends or upon our dissolution, winding-up and liquidation and other terms. If we issue preferred stock in the future that has a preference over the shares of our common stock with respect to the payment of dividends or upon our dissolution, winding up and liquidation, or if we issue preferred stock with voting rights that dilute the voting power of the shares of our common stock, the rights of the holders of shares of our common stock or the market price of shares of our common stock could be adversely affected.

We currently have outstanding 3,999,995 shares of preferred stock.  For additional information regarding the terms, rights and preferences of such stock, see the notes to our consolidated financial statements in our Form 10-K for the year ended January 31, 2013 and our other SEC filings.

We do not currently intend to pay dividends on our common stock and, consequently, your ability to achieve a return on your investment will depend solely on appreciation in the price of our common stock.

We have never declared or paid any cash dividends on our common stock and do not currently intend to do so for the foreseeable future. We currently intend to invest our future earnings, if any, to fund our growth. Therefore, you are not likely to receive any dividends on your common stock for the foreseeable future and the success of an investment in shares of our common stock will depend upon any future appreciation in its value. There is no guarantee that shares of our common stock will appreciate in value or even maintain the price at which our stockholders have purchased their shares.

Sales of shares of our common stock or securities convertible into our common stock in the public market may cause the market price of our common stock to fall.

The issuance of shares of our common stock or securities convertible into our common stock in an offering from time to time could have the effect of depressing the market price for shares of our common stock.  In addition, because our common stock is thinly traded, resales of shares of our common stock by our largest stockholders or insiders could have the effect of depressing market prices for shares of our common stock.

These Risks Are Not Exhaustive.

Other periodic and current filings we make with the SEC may include additional factors which could adversely impact our business and financial performance.  Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

Statements made by Streamline Health Solutions, Inc. that are not historical facts are forward-looking statements that are subject to risks and uncertainties and are no guarantee of future performance. The forward looking statements contained herein are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from those reflected in the forward-looking statements, included herein. These risks and uncertainties include, but are not limited to, the timing of contract negotiations and execution of contracts and the related timing of the revenue recognition related thereto, the potential cancellation of existing contracts or clients not completing projects included in the backlog, the impact of competitive solutions and pricing, solution demand and market acceptance, new solution development, key strategic alliances with vendors that resell the Company’s solutions, the ability of the Company to control costs, availability of products obtained from third party vendors, the healthcare regulatory environment, potential changes in legislation, regulation and government funding affecting the healthcare industry, healthcare information systems budgets, availability of healthcare information systems trained personnel for implementation of new systems, as well as maintenance of legacy systems, fluctuations in operating results, effects of critical accounting policies and judgments, changes in accounting policies or procedures as may be required by the Financial Accountings Standards Board or other similar entities, changes in economic, business and market conditions impacting the healthcare industry, the markets in which the Company operates and nationally, and the Company’s ability to maintain compliance with the terms of its credit facilities and other risks detailed from time to time in the Company’s filings with the SEC. Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management’s analysis only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits

(b)                                 Pro Forma Financial Information

In connection with the Company’s new shelf Registration Statement on Form S-3, the Company is providing the following updated unaudited pro forma condensed combined statement of operations, for the twelve months ended January 31, 2013, reflecting the completion of the acquisition of Meta Health Technology, Inc. (“Meta”) on August 16, 2012.  The unaudited pro forma condensed combined statement of operations are filed as Exhibit 99.1 to this Current Report on Form 8-K.  Additional financial statements regarding the Company’s acquisition of Meta are included in the Company’s Current Report on Form 8-K/A filed October 31, 2012.

(d)                                 Exhibits

EXHIBIT NUMBER	DESCRIPTION

23	Consent of Independent Registered Public Accounting Firm — Habif, Arogeti & Wynne, LLP.

99.1	Unaudited Pro Forma Condensed Combined Statement of Operations for the Twelve Months Ended January 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.
Date: July 19, 2013

	By:	/s/ Nicholas A. Meeks
Nicholas A. Meeks Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

23	Consent of Independent Registered Public Accounting Firm — Habif, Arogeti & Wynne, LLP.

99.1	Unaudited Pro Forma Condensed Combined Statement of Operations for the Twelve Months Ended January 31, 2013.